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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15d of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 31, 2000



                              HARTFORD LIFE, INC.
                              -------------------
             (Exact name of registrant as specified in its charter)

Delaware                              1-12749           06-1470915
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State or other jurisdiction of    (Commission File   (IRS Employer
Incorporation)                    Number)            Identification No.)

200 Hopmeadow Street
Simsbury, Connecticut                        06089
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(Address of principal executive            (Zip Code)
offices)


Registrant's telephone number: (860) 525-8555
                               --------------
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Item 5.    Other Events:
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     On March 31, 2000, the Board of Directors of Hartford Life, Inc. (the
"Company") announced that it received on March 27, 2000 an offer from the Board of Directors of The Hartford Financial Services Group, Inc. ("The Hartford") for the acquisition of all of the common shares of the Company not already owned by The Hartford. Additional information is set forth in the Company's press release, which is filed as an exhibit hereto.

Item 7.    Financial Statements and Exhibits
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     c)    The following is filed as an exhibit to this Current Report:

Exhibit
Number      Description
------      -----------

99.1        Press release dated March 31, 2000.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             HARTFORD LIFE, INC.


Date:  March 31, 2000        By:  /s/ Lynda Godkin
                                  ----------------
                                  Name: Lynda Godkin
                                  Title: Its Senior Vice President and
                                         General Counsel